Exhibit 32.1

                                          CERTIFICATION
                                  Pursuant to Rule 13a-14(a) and Rule 15d-14(a)
                                   Under the Securities Exchange Act of 1934
                                        18 U.S.C. Section 1350
                           As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

    In connection with the Quarterly Report of Franklin Lake Resources Inc. ("Company") on Form 10-QSB for the fiscal quarter ended April 30, 2006, as filed with the Securities and Exchange Commission on the date hereof ("Report"), I, Father Gregory Ofiesh, acting in my capacity as the Chief Executive Officer and as the Acting Chief Financial Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2     The information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Company.

Date May 19, 2006

  /s/ Father Gregory Ofiesh .
Father Gregory Ofiesh
President and Chief Executive Officer

  /s/ Father Gregory Ofiesh .
Father Gregory Ofiesh
Acting Chief Financial Officer

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10-QSB 043006 F